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                                                                   Exhibit 10.11

                            FORM OF LETTER AGREEMENT
                         GENEVA ACQUISITION CORPORATION/
                           NEGF ADVISORY COMPANY, INC.

                                  June 22, 2006

NEGF Advisory Company, Inc.
One Boston Place - Suite 3630
Boston, Massachusetts 02108

Gentlemen:

     This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Geneva Acquisition Corporation ("Company") and continuing until the consummation by the Company of a business combination (as described in the Company's IPO prospectus) NEGF Advisory Company, Inc. shall make available to the Company certain limited administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, as may be required by the Company from time to time, situated at Suite 3630, One Boston Place, Boston, Massachusetts (or any successor location). In exchange therefor, the Company shall pay NEGF Advisory Company, Inc. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

                                        Very truly yours,

                                        GENEVA ACQUISITION CORPORATION


                                        By: /s/ James McGrath
                                            ------------------------------------
                                            _______________, duly authorized

AGREED TO AND ACCEPTED BY:

NEGF ADVISORY COMPANY, INC.


By: /s/ John F. Rousseau, Jr.
    --------------------------------------
    John F. Rousseau, Jr., duly authorized